Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,403	10,640	(2.2)%	(2.2)	—

Europe	4,733	4,810	(1.6)	4.7	(6.3)
Western Hemisphere excluding U.S.	1,455	1,540	(5.5)	4.2	(9.7)
Asia-Pacific, Africa	3,971	3,840	3.4	7.2	(3.8)
International	10,159	10,190	(0.3)	5.5	(5.8)

Worldwide	$ 20,562	20,830	(1.3)%	1.6	(2.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 20,532	20,591	(0.3)%	(0.3)	—

Europe	9,342	9,607	(2.8)	4.6	(7.4)
Western Hemisphere excluding U.S.	2,958	3,107	(4.8)	6.5	(11.3)
Asia-Pacific, Africa	7,751	7,534	2.9	7.0	(4.1)
International	20,051	20,248	(1.0)	5.8	(6.8)

Worldwide	$ 40,583	40,839	(0.6)%	2.7	(3.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,537	1,476	4.1%	4.1	—
International	2,007	2,028	(1.0)	4.9	(5.9)
	3,544	3,504	1.2	4.6	(3.4)

Pharmaceutical
U.S.	5,783	5,899	(2.0)	(2.0)	—
International	4,746	4,455	6.5	12.9	(6.4)
	10,529	10,354	1.7	4.4	(2.7)

Medical Devices
U.S.	3,083	3,265	(5.6)	(5.6)	—
International	3,406	3,707	(8.1)	(2.9)	(5.2)
	6,489	6,972	(6.9)	(4.1)	(2.8)

U.S.	10,403	10,640	(2.2)	(2.2)	—
International	10,159	10,190	(0.3)	5.5	(5.8)
Worldwide	$ 20,562	20,830	(1.3)%	1.6	(2.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,975	2,912	2.2%	2.2	—
International	3,887	3,990	(2.6)	4.3	(6.9)
	6,862	6,902	(0.6)	3.4	(4.0)

Pharmaceutical
U.S.	11,365	11,253	1.0	1.0	—
International	9,408	8,945	5.2	12.5	(7.3)
	20,773	20,198	2.8	6.1	(3.3)

Medical Devices
U.S.	6,192	6,426	(3.6)	(3.6)	—
International	6,756	7,313	(7.6)	(1.6)	(6.0)
	12,948	13,739	(5.7)	(2.6)	(3.1)

U.S.	20,532	20,591	(0.3)	(0.3)	—
International	20,051	20,248	(1.0)	5.8	(6.8)
Worldwide	$ 40,583	40,839	(0.6)%	2.7	(3.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,562	100.0	$ 20,830	100.0	(1.3)
Cost of products sold	6,940	33.8	6,927	33.3	0.2
Gross Profit	13,622	66.2	13,903	66.7	(2.0)
Selling, marketing and administrative expenses	5,546	27.0	5,743	27.5	(3.4)
Research and development expense	2,666	13.0	2,639	12.7	1.0
Interest (income) expense, net	(5)	0.0	127	0.6
Other (income) expense, net	(1,683)	(8.2)	364	1.7
Restructuring	57	0.2	57	0.3
Earnings before provision for taxes on income	7,041	34.2	4,973	23.9	41.6
Provision for taxes on income	1,434	6.9	1,019	4.9	40.7
Net earnings	$ 5,607	27.3	$ 3,954	19.0	41.8

Net earnings per share (Diluted)	$ 2.08		$ 1.45		43.4

Average shares outstanding (Diluted)	2,691.7		2,721.3

Effective tax rate	20.4%		20.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 8,614	41.9	$ 7,014	33.7	22.8
Net earnings	$ 6,950	33.8	$ 5,718	27.5	21.5
Net earnings per share (Diluted)	$ 2.58		$ 2.10		22.9
Effective tax rate	19.3%		18.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 40,583	100.0	$ 40,839	100.0	(0.6)
Cost of products sold	13,555	33.4	13,541	33.2	0.1
Gross Profit	27,028	66.6	27,298	66.8	(1.0)
Selling, marketing and administrative expenses	10,765	26.5	11,006	27.0	(2.2)
Research and development expense	5,524	13.6	5,043	12.3	9.5
In-process research and development	890	2.2	—	—
Interest (income) expense, net	(2)	0.0	272	0.7
Other (income) expense, net	(1,705)	(4.2)	424	1.0
Restructuring	93	0.3	99	0.2
Earnings before provision for taxes on income	11,463	28.2	10,454	25.6	9.7
Provision for taxes on income	2,107	5.1	2,133	5.2	(1.2)
Net earnings	$ 9,356	23.1	$ 8,321	20.4	12.4

Net earnings per share (Diluted)	$ 3.47		$ 3.05		13.8

Average shares outstanding (Diluted)	2,697.0		2,728.5

Effective tax rate	18.4%		20.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 15,481	38.1	$ 13,872	34.0	11.6
Net earnings	$ 12,611	31.1	$ 11,353	27.8	11.1
Net earnings per share (Diluted)	$ 4.68		$ 4.16		12.5
Effective tax rate	18.5%		18.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 7,041	4,973	41.6%
Intangible asset amortization expense	1,118	1,084
In-process research and development	—	—
Litigation expense, net	409	703
Restructuring/Other (1)	142	176
Actelion acquisition related cost	51	64
AMO acquisition related cost	13	25
Auris Health acquisition related	(9)	—
Unrealized loss/(gain) on securities	(148)	(39)
Diabetes asset impairment	—	4
Other	(3)	24
Earnings before provision for taxes on income - as adjusted	$ 8,614	7,014	22.8%

Net Earnings - as reported	$ 5,607	3,954	41.8%
Intangible asset amortization expense	979	967
In-process research and development	—	—
Litigation expense, net	342	609
Restructuring/Other	116	152
Actelion acquisition related cost	47	64
AMO acquisition related cost	10	22
Auris Health acquisition related	(7)	—
Unrealized loss/(gain) on securities	(117)	(31)
Diabetes asset impairment	—	3
Impact of tax legislation (2)	—	(40)
Other	(27)	18
Net Earnings - as adjusted	$ 6,950	5,718	21.5%

Diluted Net Earnings per share - as reported	$ 2.08	1.45	43.4%
Intangible asset amortization expense	0.36	0.36
In-process research and development	—	—
Litigation expense, net	0.13	0.22
Restructuring/Other	0.04	0.06
Actelion acquisition related cost	0.02	0.02
AMO acquisition related cost	—	0.01
Auris Health acquisition related	—	—
Unrealized loss/(gain) on securities	(0.04)	(0.01)
Diabetes asset impairment	—	—
Impact of tax legislation	—	(0.02)
Other	(0.01)	0.01
Diluted Net Earnings per share - as adjusted	$ 2.58	2.10	22.9%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		2.04

Impact of currency at 2018 foreign currency exchange rates	0.05	0.06

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 2.63	2.10	25.2%

(1) Includes $38M recorded in cost of products sold and $47M recorded in other (income) expense for the second quarter 2019. Includes $44M recorded in cost of products sold and $75M recorded in other (income) expense for the second quarter 2018.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 11,463	10,454	9.7%
Intangible asset amortization expense	2,248	2,199
In-process research and development	890	—
Litigation expense, net	832	703
Restructuring/Other (1)	232	283
Actelion acquisition related cost	90	160
AMO acquisition related cost	41	46
Auris Health acquisition related	(9)	—
Unrealized loss/(gain) on securities	(306)	(12)
Diabetes asset impairment	—	4
Other	—	35
Earnings before provision for taxes on income - as adjusted	$ 15,481	13,872	11.6%

Net Earnings - as reported	$ 9,356	8,321	12.4%
Intangible asset amortization expense	1,825	1,963
In-process research and development	703	—
Litigation expense, net	684	609
Restructuring/Other	191	233
Actelion acquisition related cost	84	156
AMO acquisition related cost	33	39
Auris Health acquisition related	(7)	—
Unrealized loss/(gain) on securities	(242)	(10)
Diabetes asset impairment	—	3
Impact of tax legislation (2)	—	12
Other	(16)	27
Net Earnings - as adjusted	$ 12,611	11,353	11.1%

Diluted Net Earnings per share - as reported	$ 3.47	3.05	13.8%
Intangible asset amortization expense	0.68	0.72
In-process research and development	0.26	—
Litigation expense, net	0.26	0.22
Restructuring/Other	0.07	0.09
Actelion acquisition related cost	0.03	0.05
AMO acquisition related cost	0.01	0.01
Auris Health acquisition related	—	—
Unrealized loss/(gain) on securities	(0.09)	—
Diabetes asset impairment	—	—
Impact of tax legislation	—	0.01
Other	(0.01)	0.01
Diluted Net Earnings per share - as adjusted	$ 4.68	4.16	12.5%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		3.97

Impact of currency at 2018 foreign currency exchange rates	0.13	0.19

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 4.81	4.16	15.6%

(1) Includes $61M recorded in cost of products sold and $78M recorded in other (income) expense for six months 2019 YTD. Includes $50M recorded in cost of products sold and $134M recorded in other (income) expense for six months 2018 YTD.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SECOND QUARTER 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	1.2%	1.7%	(6.9)%	(1.3)%
U.S.	4.1%	(2.0)%	(5.6)%	(2.2)%
International	(1.0)%	6.5%	(8.1)%	(0.3)%

WW Currency	(3.4)	(2.7)	(2.8)	(2.9)
U.S.	—	—	—	—
International	(5.9)	(6.4)	(5.2)	(5.8)

WW Operational	4.6%	4.4%	(4.1)%	1.6%
U.S.	4.1%	(2.0)%	(5.6)%	(2.2)%
International	4.9%	12.9%	(2.9)%	5.5%

Beauty
Nizoral	0.6			0.1
U.S.	0.3			0.0
International	0.7			0.1

OTC
Zarbees	(0.6)			(0.1)
U.S.	(1.4)			(0.2)
International	0.0			0.0

Diabetes Care
LifeScan			5.1	1.7
U.S.			4.0	1.2
International			6.2	2.3

Beauty
RoC	0.7			0.1
U.S.	1.3			0.2
International	0.3			0.1

Beauty
Dr. Ci Labo - Japan	(3.0)			(0.5)
U.S.	0.0			0.0
International	(5.2)			(1.0)

Specialty Surgery
Advanced Sterilization Products			2.0	0.7
U.S.			3.0	0.9
International			1.2	0.5

All Other Acquisitions and Divestitures	0.0	0.0	0.1	0.0
U.S.	0.0	0.0	0.1	0.0
International	0.1	0.0	0.1	0.0

WW Adjusted Operational	2.3%	4.4%	3.2%	3.7%
U.S.	4.4%	(2.0)%	1.6%	0.0%
International	0.7%	12.9%	4.7%	7.6%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SIX MONTHS 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	(0.6)%	2.8%	(5.7)%	(0.6)%
U.S.	2.2%	1.0%	(3.6)%	(0.3)%
International	(2.6)%	5.2%	(7.6)%	(1.0)%

WW Currency	(4.0)	(3.3)	(3.1)	(3.3)
U.S.	—	—	—	—
International	(6.9)	(7.3)	(6.0)	(6.8)

WW Operational	3.4%	6.1%	(2.6)%	2.7%
U.S.	2.2%	1.0%	(3.6)%	(0.3)%
International	4.3%	12.5%	(1.6)%	5.8%

Beauty
Nizoral	0.5			0.1
U.S.	0.3			0.0
International	0.6			0.1

OTC
Zarbees	(0.7)			(0.1)
U.S.	(1.7)			(0.2)
International	0.0			0.0

Diabetes Care
LifeScan			5.1	1.7
U.S.			3.9	1.2
International			6.1	2.3

Beauty
RoC	0.8			0.1
U.S.	1.4			0.2
International	0.3			0.1

Beauty
Dr. Ci Labo - Japan	(2.6)			(0.4)
U.S.	0.0			0.0
International	(4.4)			(0.9)

Specialty Surgery
Advanced Sterilization Products			1.1	0.4
U.S.			1.5	0.5
International			0.6	0.2

All Other Acquisitions and Divestitures	0.1	0.0	0.1	0.1
U.S.	0.0	0.0	0.2	0.1
International	0.2	0.0	0.1	0.1

WW Adjusted Operational	1.5%	6.1%	3.8%	4.6%
U.S.	2.2%	1.0%	2.1%	1.5%
International	1.0%	12.5%	5.3%	7.7%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$99	89	11.5%	11.5%	—%
Intl	344	367	(6.3)	0.0	(6.3)
WW	443	456	(2.8)	2.2	(5.0)

BEAUTY
US	663	637	4.1	4.1	—
Intl	539	472	14.1	19.5	(5.4)
WW	1,202	1,109	8.4	10.7	(2.3)

ORAL CARE
US	155	157	(1.6)	(1.6)	—
Intl	234	236	(0.7)	5.3	(6.0)
WW	389	393	(1.1)	2.5	(3.6)

OTC
US	484	454	6.6	6.6	—
Intl	580	612	(5.1)	0.0	(5.1)
WW	1,064	1,066	(0.1)	2.8	(2.9)

WOMEN'S HEALTH
US	3	4	(10.3)	(10.3)	—
Intl	250	276	(9.5)	(1.3)	(8.2)
WW	253	280	(9.5)	(1.4)	(8.1)

WOUND CARE / OTHER
US	132	135	(1.9)	(1.9)	—
Intl	61	65	(6.4)	(2.0)	(4.4)
WW	193	200	(3.4)	(1.9)	(1.5)

TOTAL CONSUMER
US	1,537	1,476	4.1	4.1	—
Intl	2,007	2,028	(1.0)	4.9	(5.9)
WW	$3,544	3,504	1.2%	4.6%	(3.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$2,379	2,317	2.7%	2.7%	—%
Intl	1,087	1,021	6.3	12.5	(6.2)
WW	3,466	3,338	3.8	5.7	(1.9)
REMICADE
US	801	918	(12.7)	(12.7)	—
US Exports (3)	62	104	(40.3)	(40.3)	—
Intl	244	298	(18.5)	(13.5)	(5.0)
WW	1,107	1,320	(16.2)	(15.1)	(1.1)
SIMPONI / SIMPONI ARIA
US	281	274	2.7	2.7	—
Intl	282	274	2.7	8.5	(5.8)
WW	563	548	2.7	5.6	(2.9)
STELARA
US	1,058	919	15.2	15.2	—
Intl	499	422	18.1	25.0	(6.9)
WW	1,558	1,341	16.1	18.3	(2.2)
TREMFYA
US	176	102	72.3	72.3	—
Intl	59	24	*	*	*
WW	235	126	86.5	88.9	(2.4)
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	3	3	27.7	27.0	0.7
WW	3	3	27.7	27.0	0.7

INFECTIOUS DISEASES
US	387	328	17.8	17.8	—
Intl	475	521	(8.7)	(2.5)	(6.2)
WW	862	849	1.5	5.4	(3.9)
EDURANT / rilpivirine
US	12	15	(15.8)	(15.8)	—
Intl	198	196	0.5	6.6	(6.1)
WW	210	211	(0.6)	5.0	(5.6)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	344	277	24.2	24.2	—
Intl	191	215	(11.1)	(4.6)	(6.5)
WW	535	492	8.7	11.6	(2.9)
OTHER INFECTIOUS DISEASES
US	31	36	(16.6)	(16.6)	—
Intl	86	110	(20.8)	(14.6)	(6.2)
WW	117	146	(19.7)	(15.1)	(4.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$664	639	3.8%	3.8%	—%
Intl	875	889	(1.6)	3.9	(5.5)
WW	1,538	1,528	0.6	3.9	(3.3)
CONCERTA / methylphenidate
US	15	68	(78.6)	(78.6)	—
Intl	123	115	6.2	12.1	(5.9)
WW	137	183	(25.2)	(21.5)	(3.7)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	506	438	15.6	15.6	—
Intl	312	282	10.4	17.2	(6.8)
WW	818	720	13.6	16.3	(2.7)
RISPERDAL CONSTA
US	81	80	0.8	0.8	—
Intl	101	108	(6.5)	(0.1)	(6.4)
WW	182	188	(3.4)	0.3	(3.7)
OTHER NEUROSCIENCE
US	62	53	16.1	16.1	—
Intl	340	384	(11.5)	(7.3)	(4.2)
WW	401	437	(8.1)	(4.4)	(3.7)

ONCOLOGY
US	1,013	1,085	(6.6)	(6.6)	—
Intl	1,684	1,371	22.8	30.5	(7.7)
WW	2,697	2,456	9.8	14.1	(4.3)
DARZALEX
US	369	298	24.4	24.4	—
Intl	405	213	89.5	*	(13.6)
WW	774	511	51.6	57.3	(5.7)
IMBRUVICA
US	367	250	47.0	47.0	—
Intl	463	370	25.3	33.9	(8.6)
WW	831	620	34.1	39.2	(5.1)
VELCADE
US	—	—	—	—	—
Intl	224	280	(20.1)	(16.1)	(4.0)
WW	224	280	(20.1)	(16.1)	(4.0)
ZYTIGA / abiraterone acetate
US	198	486	(59.4)	(59.4)	—
Intl	500	423	18.0	24.5	(6.5)
WW	698	909	(23.3)	(20.3)	(3.0)
OTHER ONCOLOGY
US	78	51	50.5	50.5	—
Intl	92	85	8.8	16.2	(7.4)
WW	170	136	24.7	29.3	(4.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

PULMONARY HYPERTENSION
US	$439	429	2.2%	2.2%	—%
Intl	251	236	6.7	12.7	(6.0)
WW	690	665	3.8	6.0	(2.2)
OPSUMIT
US	203	180	12.8	12.8	—
Intl	146	131	11.5	18.1	(6.6)
WW	348	311	12.3	15.0	(2.7)
TRACLEER
US	41	71	(41.8)	(41.8)	—
Intl	62	72	(14.5)	(10.9)	(3.6)
WW	103	143	(28.0)	(26.2)	(1.8)
UPTRAVI
US	175	155	13.4	13.4	—
Intl	28	16	62.5	71.6	(9.1)
WW	203	171	18.2	19.1	(0.9)
OTHER
US	20	23	(18.2)	(18.2)	—
Intl	16	17	3.7	13.3	(9.6)
WW	37	40	(9.6)	(5.8)	(3.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$902	1,101	(18.1)%	(18.1)%	—%
Intl	373	417	(10.5)	(5.7)	(4.8)
WW	1,275	1,518	(16.0)	(14.7)	(1.3)
XARELTO
US	549	679	(19.2)	(19.2)	—
Intl	—	—	—	—	—
WW	549	679	(19.2)	(19.2)	—
INVOKANA / INVOKAMET
US	132	169	(21.2)	(21.2)	—
Intl	43	46	(6.0)	(1.5)	(4.5)
WW	177	215	(17.9)	(16.9)	(1.0)
PROCRIT / EPREX
US	113	156	(27.5)	(27.5)	—
Intl	70	80	(13.4)	(9.6)	(3.8)
WW	183	236	(22.7)	(21.4)	(1.3)
OTHER
US	107	97	9.3	9.3	—
Intl	260	291	(10.5)	(5.2)	(5.3)
WW	368	388	(5.5)	(1.5)	(4.0)

TOTAL PHARMACEUTICAL
US	5,783	5,899	(2.0)	(2.0)	—
Intl	4,746	4,455	6.5	12.9	(6.4)
WW	$10,529	10,354	1.7%	4.4%	(2.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (5)
US	$—	129	*%	*%	—%
Intl	—	226	*	*	*
WW	—	355	*	*	*

INTERVENTIONAL SOLUTIONS
US	366	323	13.7	13.7	—
Intl	385	344	11.6	17.3	(5.7)
WW	750	667	12.6	15.6	(3.0)

ORTHOPAEDICS
US	1,331	1,332	(0.1)	(0.1)	—
Intl	894	930	(3.8)	1.5	(5.3)
WW	2,224	2,262	(1.6)	0.6	(2.2)

HIPS
US	216	211	2.1	2.1	—
Intl	147	149	(0.7)	5.0	(5.7)
WW	364	360	0.9	3.3	(2.4)

KNEES
US	218	229	(4.8)	(4.8)	—
Intl	153	153	0.4	5.4	(5.0)
WW	372	382	(2.8)	(0.7)	(2.1)

TRAUMA
US	407	394	3.3	3.3	—
Intl	265	281	(5.9)	(0.6)	(5.3)
WW	672	675	(0.6)	1.7	(2.3)

SPINE & OTHER
US	490	498	(1.5)	(1.5)	—
Intl	328	347	(5.3)	0.0	(5.3)
WW	818	845	(3.1)	(0.9)	(2.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$926	1,022	(9.5)%	(9.5)%	—%
Intl	1,427	1,493	(4.4)	1.5	(5.9)
WW	2,353	2,515	(6.5)	(3.0)	(3.5)

ADVANCED
US	396	402	(1.7)	(1.7)	—
Intl	633	603	5.0	11.2	(6.2)
WW	1,029	1,005	2.3	6.1	(3.8)

GENERAL
US	443	436	1.6	1.6	—
Intl	674	733	(7.9)	(2.4)	(5.5)
WW	1,119	1,169	(4.3)	(0.9)	(3.4)

SPECIALTY
US	87	184	(53.1)	(53.1)	—
Intl	120	157	(23.7)	(18.2)	(5.5)
WW	206	341	(39.6)	(37.1)	(2.5)

VISION
US	461	459	0.4	0.4	—
Intl	701	714	(2.0)	2.2	(4.2)
WW	1,161	1,173	(1.0)	1.5	(2.5)

CONTACT LENSES / OTHER
US	333	320	3.9	3.9	—
Intl	509	524	(2.9)	1.5	(4.4)
WW	842	844	(0.3)	2.4	(2.7)
SURGICAL
US	128	139	(7.7)	(7.7)	—
Intl	191	190	0.7	4.2	(3.5)
WW	319	329	(2.8)	(0.8)	(2.0)

TOTAL MEDICAL DEVICES
US	3,083	3,265	(5.6)	(5.6)	—
Intl	3,406	3,707	(8.1)	(2.9)	(5.2)
WW	$6,489	6,972	(6.9)%	(4.1)%	(2.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$186	186	(0.2)%	(0.2)%	—%
Intl	651	727	(10.5)	(3.2)	(7.3)
WW	837	913	(8.4)	(2.6)	(5.8)

BEAUTY
US	1,251	1,248	0.3	0.3	—
Intl	1,041	945	10.1	16.3	(6.2)
WW	2,292	2,193	4.5	7.2	(2.7)

ORAL CARE
US	306	314	(2.5)	(2.5)	—
Intl	450	458	(1.7)	4.9	(6.6)
WW	756	772	(2.0)	1.9	(3.9)

OTC
US	991	919	7.8	7.8	—
Intl	1,160	1,219	(4.9)	1.4	(6.3)
WW	2,151	2,138	0.6	4.2	(3.6)

WOMEN'S HEALTH
US	6	7	(3.7)	(3.7)	—
Intl	472	516	(8.6)	1.3	(9.9)
WW	478	523	(8.5)	1.2	(9.7)

WOUND CARE / OTHER
US	234	238	(1.5)	(1.5)	—
Intl	114	125	(8.9)	(3.9)	(5.0)
WW	348	363	(4.0)	(2.3)	(1.7)

TOTAL CONSUMER
US	2,975	2,912	2.2	2.2	—
Intl	3,887	3,990	(2.6)	4.3	(6.9)
WW	$6,862	6,902	(0.6)%	3.4%	(4.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$4,542	4,317	5.2%	5.2%	—%
Intl	2,175	2,063	5.4	12.5	(7.1)
WW	6,717	6,380	5.3	7.6	(2.3)
REMICADE
US	1,575	1,834	(14.1)	(14.1)	—
US Exports (3)	138	246	(43.9)	(43.9)	—
Intl	496	629	(21.2)	(15.5)	(5.7)
WW	2,209	2,709	(18.5)	(17.1)	(1.3)
SIMPONI / SIMPONI ARIA
US	544	498	9.1	9.1	—
Intl	543	568	(4.4)	2.2	(6.6)
WW	1,087	1,066	1.9	5.4	(3.5)
STELARA
US	1,940	1,571	23.5	23.5	—
Intl	1,022	831	23.0	31.0	(8.0)
WW	2,963	2,402	23.3	26.1	(2.8)
TREMFYA
US	344	168	*	*	—
Intl	108	30	*	*	*
WW	452	198	*	*	*
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	6	5	23.6	24.0	(0.4)
WW	6	5	23.6	24.0	(0.4)

INFECTIOUS DISEASES
US	744	661	12.5	12.5	—
Intl	964	1,018	(5.3)	2.5	(7.8)
WW	1,708	1,679	1.7	6.5	(4.8)
EDURANT / rilpivirine
US	24	29	(17.3)	(17.3)	—
Intl	397	392	1.4	8.6	(7.2)
WW	421	421	0.1	6.8	(6.7)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	659	550	19.9	19.9	—
Intl	399	420	(5.0)	3.4	(8.4)
WW	1,058	970	9.1	12.7	(3.6)
OTHER INFECTIOUS DISEASES
US	61	82	(26.0)	(26.0)	—
Intl	168	206	(18.6)	(10.7)	(7.9)
WW	229	288	(20.7)	(15.1)	(5.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$1,387	1,263	9.8%	9.8%	—%
Intl	1,780	1,824	(2.4)	4.1	(6.5)
WW	3,167	3,087	2.6	6.4	(3.8)
CONCERTA / methylphenidate
US	112	134	(16.4)	(16.4)	—
Intl	239	222	7.3	13.9	(6.6)
WW	351	356	(1.6)	2.5	(4.1)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	989	838	18.1	18.1	—
Intl	619	578	7.0	14.7	(7.7)
WW	1,608	1,416	13.6	16.7	(3.1)
RISPERDAL CONSTA
US	158	162	(3.0)	(3.0)	—
Intl	203	222	(8.4)	(1.3)	(7.1)
WW	361	384	(6.2)	(2.0)	(4.2)
OTHER NEUROSCIENCE
US	128	129	(0.4)	(0.4)	—
Intl	719	802	(10.3)	(4.8)	(5.5)
WW	847	931	(8.9)	(4.1)	(4.8)

ONCOLOGY
US	1,975	2,018	(2.1)	(2.1)	—
Intl	3,240	2,749	17.9	26.3	(8.4)
WW	5,215	4,767	9.4	14.3	(4.9)
DARZALEX
US	721	562	28.5	28.5	—
Intl	682	381	78.7	93.0	(14.3)
WW	1,403	943	48.8	54.6	(5.8)
IMBRUVICA
US	716	477	50.2	50.2	—
Intl	898	730	23.1	33.0	(9.9)
WW	1,615	1,207	33.8	39.8	(6.0)
VELCADE
US	—	—	—	—	—
Intl	487	593	(17.9)	(12.9)	(5.0)
WW	487	593	(17.9)	(12.9)	(5.0)
ZYTIGA / abiraterone acetate
US	383	893	(57.1)	(57.1)	—
Intl	994	861	15.4	22.6	(7.2)
WW	1,377	1,754	(21.5)	(18.0)	(3.5)
OTHER ONCOLOGY
US	154	86	77.7	77.7	—
Intl	179	184	(2.5)	5.3	(7.8)
WW	333	270	23.2	28.6	(5.4)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

PULMONARY HYPERTENSION
US	$869	790	10.0%	10.0%	—%
Intl	477	460	3.7	10.7	(7.0)
WW	1,346	1,250	7.7	10.2	(2.5)
OPSUMIT
US	375	329	14.2	14.2	—
Intl	279	253	10.3	18.0	(7.7)
WW	654	582	12.5	15.8	(3.3)
TRACLEER
US	102	139	(26.3)	(26.3)	—
Intl	118	144	(18.7)	(14.6)	(4.1)
WW	220	283	(22.4)	(20.3)	(2.1)
UPTRAVI
US	351	279	25.9	25.9	—
Intl	50	32	53.1	63.0	(9.9)
WW	401	311	28.7	29.7	(1.0)
OTHER
US	41	43	(8.4)	(8.4)	—
Intl	31	31	4.1	15.1	(11.0)
WW	72	74	(3.4)	1.0	(4.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,849	2,204	(16.1)%	(16.1)%	—%
Intl	771	831	(7.2)	(1.5)	(5.7)
WW	2,620	3,035	(13.7)	(12.1)	(1.6)
XARELTO
US	1,091	1,257	(13.2)	(13.2)	—
Intl	—	—	—	—	—
WW	1,091	1,257	(13.2)	(13.2)	—
INVOKANA / INVOKAMET
US	286	373	(23.2)	(23.2)	—
Intl	92	90	2.6	8.9	(6.3)
WW	379	463	(18.2)	(16.9)	(1.3)
PROCRIT / EPREX
US	261	345	(24.3)	(24.3)	—
Intl	148	167	(11.7)	(7.3)	(4.4)
WW	409	512	(20.2)	(18.7)	(1.5)
OTHER
US	211	229	(8.2)	(8.2)	—
Intl	531	574	(7.5)	(1.4)	(6.1)
WW	742	803	(7.7)	(3.4)	(4.3)

TOTAL PHARMACEUTICAL
US	11,365	11,253	1.0	1.0	—
Intl	9,408	8,945	5.2	12.5	(7.3)
WW	$20,773	20,198	2.8%	6.1%	(3.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (5)
US	$—	246	*%	*%	—%
Intl	—	448	*	*	*
WW	—	694	*	*	*

INTERVENTIONAL SOLUTIONS
US	709	627	13.2	13.2	—
Intl	774	680	13.7	20.0	(6.3)
WW	1,482	1,307	13.4	16.7	(3.3)

ORTHOPAEDICS
US	2,649	2,639	0.4	0.4	—
Intl	1,779	1,873	(5.0)	1.1	(6.1)
WW	4,428	4,512	(1.9)	0.7	(2.6)

HIPS
US	429	420	2.1	2.1	—
Intl	295	303	(2.3)	4.2	(6.5)
WW	725	723	0.3	3.0	(2.7)

KNEES
US	441	457	(3.5)	(3.5)	—
Intl	299	312	(4.0)	1.9	(5.9)
WW	741	769	(3.7)	(1.3)	(2.4)

TRAUMA
US	824	801	2.9	2.9	—
Intl	533	570	(6.5)	(0.5)	(6.0)
WW	1,357	1,371	(1.0)	1.5	(2.5)

SPINE & OTHER
US	955	961	(0.6)	(0.6)	—
Intl	651	688	(5.4)	0.6	(6.0)
WW	1,606	1,649	(2.6)	(0.1)	(2.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,927	2,015	(4.4)%	(4.4)%	—%
Intl	2,821	2,923	(3.5)	3.0	(6.5)
WW	4,748	4,938	(3.9)	0.0	(3.9)

ADVANCED
US	800	795	0.6	0.6	—
Intl	1,209	1,176	2.8	9.5	(6.7)
WW	2,009	1,971	1.9	5.9	(4.0)

GENERAL
US	868	859	1.0	1.0	—
Intl	1,339	1,437	(6.8)	(0.4)	(6.4)
WW	2,208	2,296	(3.9)	0.1	(4.0)

SPECIALTY
US	259	361	(28.3)	(28.3)	—
Intl	273	310	(12.1)	(5.4)	(6.7)
WW	531	671	(20.8)	(17.8)	(3.0)

VISION
US	907	899	1.0	1.0	—
Intl	1,383	1,389	(0.5)	4.7	(5.2)
WW	2,290	2,288	0.1	3.2	(3.1)

CONTACT LENSES / OTHER
US	654	629	4.0	4.0	—
Intl	1,011	1,022	(1.0)	4.4	(5.4)
WW	1,666	1,651	0.9	4.2	(3.3)
SURGICAL
US	253	270	(6.1)	(6.1)	—
Intl	371	367	1.0	5.5	(4.5)
WW	624	637	(2.0)	0.6	(2.6)

TOTAL MEDICAL DEVICES
US	6,192	6,426	(3.6)	(3.6)	—
Intl	6,756	7,313	(7.6)	(1.6)	(6.0)
WW	$12,948	13,739	(5.7)%	(2.6)%	(3.1)%

Note: Columns and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reflects LifeScan divestiture October 2, 2018